UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2016

PINNACLE FINANCIAL PARTNERS, INC.
(Exact name of registrant as specified in charter)
Tennessee	000-31225	62-1812853
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
150 Third Avenue South, Suite 900, Nashville, Tennessee		37201
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:   (615) 744-3700

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

(a)
The Audit Committee (the "Audit Committee") of the Board of Directors of Pinnacle Financial Partners, Inc. (the "Company"), has completed a review of the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016.

As a result of this review, on February 29, 2016, the Audit Committee informed KPMG LLP of its decision to dismiss KPMG LLP as the Company's independent registered public accounting firm, effective as of February 29, 2016.

During the Company's fiscal years ended December 31, 2014 and 2015, and the subsequent interim period through February 29, 2016, there were (i) no disagreements between the Company and KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to KPMG LLP's satisfaction, would have caused KPMG LLP to make reference to the subject matter of the disagreement in its report on the Company's consolidated financial statements for the relevant year, and (ii) no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The audit reports of KPMG LLP on the consolidated financial statements of the Company as of December 31, 2014 and 2015, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The Company has provided KPMG LLP with a copy of this Form 8-K prior to its filing with the U.S. Securities and Exchange Commission ("SEC") and requested KPMG LLP to furnish to the Company a letter addressed to the SEC stating whether it agrees with the statements made above. A copy of KPMG LLP's letter dated March 3, 2016 is attached as Exhibit 16.1 to this Form 8-K.

(b)
On February 29, 2016, based upon the recommendation and approval of the Audit Committee, the Company selected Crowe Horwath LLP as the Company's independent registered public accounting   firm for the fiscal year ending December 31, 2016. During the Company's fiscal years ended December 31, 2014 and 2015, and the subsequent interim period through February 29, 2016, neither the Company, nor anyone on its behalf, consulted with Crowe Horwath LLP regarding either (i) the application of accounting principles to a specified transaction for the Company, either completed or proposed; or the type of audit opinion that might be rendered on the Company's consolidated financial statements; and as such, no written report or oral advice was provided, and none was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issues; or (ii) any matter that was either the subject of a "disagreement" or a "reportable event" (within the meaning of Item 304(a)(1)(iv) and Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01                          Financial Statements and Exhibits.

(d)            Exhibits

16.1            Letter to the Securities and Exchange Commission from KPMG LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE FINANCIAL PARTNERS, INC.

By:	/s/Harold R. Carpenter
Name:	Harold R. Carpenter
Title:	Executive Vice President and
Chief Financial Officer

Date:         March 3, 2016

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter to the Securities and Exchange Commission from KPMG LLP.